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                        SECURITIES AND EXCHANGE COMMISSION


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                                    FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):      December 18, 1995
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                                     Armco Inc.
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                 (Exact name of registrant as specified in charter)



             Ohio                    1-873-2             31-0200500
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(State or other jurisdiction        (Commission         (I.R.S. Employer
of incorporation or organization)   File Number)        Identification No.)



One Oxford Centre, 301 Grant Street, Pittsburgh, Pennsylvania   15219-1415
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         (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code:  412/255-9800
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ITEM 5.	OTHER EVENTS.

     The previously announced agreement for the sale of Armco Inc.'s Greens Port Industrial Park property, consisting of approximately 500 acres located in Harris County, Texas, to John Frantz, as Trustee for an entity to be formed, was terminated on December 18, 1995.


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                              SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ARMCO INC.



Date:  January 4, 1996                   By: /s/ Gary R. Hildreth
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                                                 Gary R. Hildreth
                                                 Vice President


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